                                                                   EXHIBIT 10.73

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of May
1, 2006, among L-3 Communications Holdings, Inc. (or its permitted successor), a
Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of July 29, 2005 providing for the issuance of up to $700,000,000 of 3.0% Convertible Contingent Debt
Securities (CODES) due 2035 (the "CODES");

                  WHEREAS, the Indenture provides that under certain
circumstances the Guaranteeing Subsidiaries shall execute and deliver to the
Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the Indenture) under the CODES and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

                  WHEREAS, pursuant to the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture and the Trustee has determined that this Supplemental Indenture is in form satisfactory to it.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the CODES as follows:

                  1.   CAPITALIZED TERMS. Capitalized terms used herein without
definition shall have the meanings assigned to them in the Indenture.

                  2.   AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary
hereby agrees as follows:

                       (a)  Such Guaranteeing Subsidiary, jointly and severally
                            with all other current and future guarantors of the
                            CODES (collectively, the "Guarantors" and each, a
                            "Guarantor"), unconditionally guarantees to each
                            Holder of a CODE authenticated and delivered by the
                            Trustee and to the Trustee and its successors and
                            assigns, regardless of the validity and
                            enforceability of the Indenture, the CODES or the
                            Obligations of the Company under the Indenture or
                            the CODES, that:

                            (i)  the principal of and interest (including
                                 Contingent Interest and Additional Interest, if
                                 any) on the CODES will be promptly paid in full
                                 when due, whether at maturity, by acceleration,
                                 redemption or otherwise, and interest on the
                                 overdue principal of and interest (including
                                 Contingent Interest and Additional Interest, if
                                 any) on the CODES, to the extent lawful, and
                                 all other Obligations of the Company to the
                                 Holders or the Trustee

                                 thereunder or under the Indenture will be
                                 promptly paid in full, all in accordance with
                                 the terms thereof; and

                            (ii) in case of any extension of time for payment or
                                 renewal of any CODES or any of such other
                                 Obligations, that the same will be promptly
                                 paid in full when due in accordance with the
                                 terms of the extension or renewal, whether at
                                 stated maturity, by acceleration or otherwise.

                       (b)  Notwithstanding the foregoing, in the event that
                            this Subsidiary Guarantee would constitute or result
                            in a violation of any applicable fraudulent
                            conveyance or similar law of any relevant
                            jurisdiction, the liability of such Guaranteeing
                            Subsidiary under this Supplemental Indenture and its
                            Subsidiary Guarantee shall be reduced to the maximum
                            amount permissible under such fraudulent conveyance
                            or similar law.

                3.     EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                       (a)  To evidence its Subsidiary Guarantee set forth in
                            this Supplemental Indenture, such Guaranteeing
                            Subsidiary hereby agrees that a notation of such
                            Subsidiary Guarantee substantially in the form of
                            Exhibit A to the Indenture shall be endorsed by an
                            Officer of such Guaranteeing Subsidiary on each CODE
                            authenticated and delivered by the Trustee after the
                            date hereof.

                       (b)  Notwithstanding the foregoing, such Guaranteeing
                            Subsidiary hereby agrees that its Subsidiary
                            Guarantee set forth herein shall remain in full
                            force and effect notwithstanding any failure to
                            endorse on each CODE a notation of such Subsidiary
                            Guarantee.

                       (c)  If an Officer whose signature is on this
                            Supplemental Indenture or on the Subsidiary
                            Guarantee no longer holds that office at the time
                            the Trustee authenticates the CODE on which a
                            Subsidiary Guarantee is endorsed, the Subsidiary
                            Guarantee shall be valid nevertheless.

                       (d)  The delivery of any CODE by the Trustee, after the
                            authentication thereof under the Indenture, shall
                            constitute due delivery of the Subsidiary Guarantee
                            set forth in this Supplemental Indenture on behalf
                            of each Guaranteeing Subsidiary.

                       (e)  Each Guaranteeing Subsidiary hereby agrees that its
                            Obligations hereunder shall, to the extent permitted
                            the validity, regularity or enforceability of the

                            the validity, regularity or enforceability of the
                            enforce the same, any waiver or consent by any

                            enforce the same, any waiver or consent by any
                            Holder of the CODES with respect to any provisions
                            hereof or thereof, the recovery of any judgment
                            against the Company, any action to enforce the same
                            or any other circumstance which might otherwise
                            constitute a legal or equitable discharge or defense
                            of a guarantor.

                       (f)  Each Guaranteeing Subsidiary, to the extent
                            permitted by applicable law, hereby waives
                            diligence, presentment, demand of payment, filing of

                            claims with a court in the event of insolvency or
                            bankruptcy of the Company, any right to require a
                            proceeding first against the Company, protest,
                            notice and all demands whatsoever and covenants that
                            its Subsidiary Guarantee made pursuant to this
                            Supplemental Indenture will not be discharged except
                            by complete performance of the Obligations contained
                            in the CODES and the Indenture.

                       (g)  If any Holder or the Trustee is required by any
                            court or otherwise to return to the Company or any
                            Guaranteeing Subsidiary, or any Custodian, Trustee,
                            liquidator or other similar official acting in
                            relation to either the Company or such Guaranteeing
                            Subsidiary, any amount paid by either to the Trustee
                            or such Holder, the Subsidiary Guarantee made
                            pursuant to this Supplemental Indenture, to the
                            extent theretofore discharged, shall be reinstated
                            in full force and effect.

                       (h)  Each Guaranteeing Subsidiary agrees that it shall
                            not be entitled to any right of subrogation in
                            relation to the Holders in respect of any
                            Obligations guaranteed hereby until payment in full
                            of all Obligations guaranteed hereby. Each
                            Guaranteeing Subsidiary further agrees that, as
                            between such Guaranteeing Subsidiary, on the one
                            hand, and the Holders and the Trustee, on the other
                            hand:

                            (i)    the maturity of the Obligations guaranteed
                                   hereby may be accelerated as provided in
                                   Article 4 of the Indenture for the purposes
                                   of the Subsidiary Guarantee made pursuant to
                                   this Supplemental Indenture, notwithstanding
                                   any stay, injunction or other prohibition
                                   preventing such acceleration in respect of
                                   the Obligations guaranteed hereby;

                            (ii)   in the event of any declaration of
                                   acceleration of such Obligations as provided
                                   in Article 4 of the Indenture, such
                                   Obligations (whether or not due and payable)
                                   shall forthwith become due and payable by
                                   such Guaranteeing Subsidiary for the purpose
                                   of the Subsidiary Guarantee made pursuant to
                                   this Supplemental Indenture; and

                            (iii)  Each Guaranteeing Subsidiary shall have the
                                   right to seek contribution from any other
                                   non-paying Guaranteeing Subsidiary so long as
                                   the exercise of such right does not impair
                                   the rights of the Holders or the Trustee
                                   under the Subsidiary Guarantee made pursuant
                                   to this Supplemental Indenture.

                4.     GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                       TERMS.

                       (a)  Except as set forth in Articles 6 and 9 of the
                            Indenture, nothing contained in the Indenture, this
                            Supplemental Indenture or in the CODES shall prevent
                            (i) any consolidation or merger of any Guaranteeing
                            Subsidiary with or into the Company or any other
                            Guarantor, (ii) any transfer, sale or conveyance of
                            the property of any Guaranteeing Subsidiary as an
                            entirety or substantially as an entirety, to the
                            Company or any other Guarantor or (iii) any merger
                            of a Guarantor with or into with an

                            Affiliate of that Guarantor that has not significant
                            assets or liabilities and was incorporated solely
                            for the purpose of reincorporating such Guarantor in
                            another State of the United States so long as the
                            amount of Indebtedness of the Company and the
                            domestic non-Guarantor subsidiaries is not increased
                            thereby.

                       (b)  Except as set forth in Article 9 of the Indenture,
                            nothing contained in the Indenture, this
                            Supplemental Indenture or in the CODES shall prevent
                            any consolidation or merger of any Guaranteeing
                            Subsidiary with or into any Person organized under
                            the laws of the United States of America, any state
                            thereof, the District of Columbia or any territory
                            thereof other than the Company or any other
                            Guarantor (in each case, whether or not affiliated
                            with the Guaranteeing Subsidiary), or successive
                            consolidations or mergers in which a Guaranteeing
                            Subsidiary or its successor or successors shall be a
                            party or parties, or shall prevent any sale or
                            conveyance of the property of any Guaranteeing
                            Subsidiary as an entirety or substantially as an
                            entirety, to any Person organized under the laws of
                            the United States of America, any state thereof, the
                            District of Columbia or any territory thereof other
                            than the Company or any other Guarantor (in each
                            case, whether or not affiliated with the
                            Guaranteeing Subsidiary) authorized to acquire and
                            operate the same; provided, however, that each
                            Guaranteeing Subsidiary hereby covenants and agrees
                            that (i) subject to the Indenture, upon any such
                            consolidation, merger, sale or conveyance, the due
                            and punctual performance and observance of all of
                            the covenants and conditions of the Indenture and
                            this Supplemental Indenture to be performed by such
                            Guaranteeing Subsidiaries, shall be expressly
                            assumed (in the event that such Guaranteeing
                            Subsidiary is not the surviving corporation in the
                            merger), by supplemental indenture satisfactory in
                            form to the Trustee, executed and delivered to the
                            Trustee, by any Person formed by such consolidation,
                            or into which such Guaranteeing Subsidiary shall
                            have been merged, or by any Person which shall have
                            acquired such property, (ii) immediately after
                            giving effect to such consolidation, merger, sale or
                            conveyance no Default or Event of Default exists and
                            (iii) such transaction will only be permitted under
                            the Indenture if it would be permitted under the
                            terms of all of the indentures governing the
                            Outstanding Senior Subordinated Notes as the same
                            are in effect on the date of the Indenture (whether
                            or not those indentures are subsequently amended,
                            waived, modified or terminated or expire and whether
                            or not any of these notes continue to be
                            outstanding).

                       (c)  In case of any such consolidation, merger, sale or
                            conveyance and upon the assumption by the successor
                            corporation, by supplemental indenture, executed and
                            delivered to the Trustee and satisfactory in form to
                            the Trustee, of the Subsidiary Guarantee made
                            pursuant to this Supplemental Indenture and the due
                            and punctual performance of all of the covenants and
                            conditions of the Indenture and this Supplemental
                            Indenture to be performed by such Guaranteeing
                            Subsidiary, such successor Person shall succeed to
                            and be substituted for such Guaranteeing Subsidiary
                            with the same effect as if it had been named herein
                            as the Guaranteeing Subsidiary. Such successor
                            Person thereupon may cause to be signed any or all
                            of the Subsidiary Guarantees to be endorsed upon the
                            CODES

                            issuable under the Indenture which theretofore shall
                            not have been signed by the Company and delivered to
                            the Trustee. All the Subsidiary Guarantees so issued
                            shall in all respects have the same legal rank and
                            benefit under the Indenture and this Supplemental
                            Indenture as the Subsidiary Guarantees theretofore
                            and thereafter issued in accordance with the terms
                            of the Indenture and this Supplemental Indenture as
                            though all of such Subsidiary Guarantees had been
                            issued at the date of the execution hereof.

                5.     RELEASES.

                       (a)  Concurrently with any sale of assets (including, if
                            applicable, all of the Capital Stock of a
                            Guaranteeing Subsidiary), all Liens, if any, in
                            favor of the Trustee in the assets sold thereby
                            shall be released. If the assets sold in such sale
                            or other disposition (including by way of merger or
                            consolidation) include all or substantially all of
                            the assets of a Guaranteeing Subsidiary or all of
                            the Capital Stock of a Guaranteeing Subsidiary, then
                            the Guaranteeing Subsidiary (in the event of a sale
                            or other disposition of all of the Capital Stock of
                            such Guaranteeing Subsidiary) or the Person
                            acquiring the property (in the event of a sale or
                            other disposition of all or substantially all of the
                            assets of such Guaranteeing Subsidiary) shall be
                            released from and relieved of its Obligations under
                            this Supplemental Indenture and its Subsidiary
                            Guarantee made pursuant hereto. Upon delivery by the
                            Company to the Trustee of an Officers' Certificate
                            to the effect that such sale or other disposition
                            was made by the Company or the Guaranteeing
                            Subsidiary, as the case may be, in accordance with
                            the provisions of the Indenture and this
                            Supplemental Indenture, the Trustee shall execute
                            any documents reasonably required in order to
                            evidence the release of the Guaranteeing Subsidiary
                            from its obligations under this Supplemental
                            Indenture and its Subsidiary Guarantee made pursuant
                            hereto. If the Guaranteeing Subsidiary is not
                            released from its obligations under its Subsidiary
                            Guarantee, it shall remain liable for the full
                            amount of principal of and interest (including
                            Contingent Interest and Additional Interest, if any)
                            on the CODES and for the other obligations of such
                            Guaranteeing Subsidiary under the Indenture as
                            provided in this Supplemental Indenture.

                       (b)  Upon the designation of a Guaranteeing Subsidiary as
                            an Excluded Subsidiary in accordance with the terms
                            of the Indenture and the indentures governing the
                            Outstanding Senior Subordinated Notes as the same
                            are in effect on the date of the Indenture (whether
                            or not those indentures are subsequently amended,
                            waived, modified or terminated or expire and whether
                            or not any of those notes continue to be
                            outstanding), such Guaranteeing Subsidiary shall be
                            released and relieved of all of its obligations
                            under its Subsidiary Guarantee and this Supplemental
                            Indenture. Upon delivery by the Company to the
                            Trustee of an Officers' Certificate and an Opinion
                            of Counsel to the effect that such designation of
                            such Guaranteeing Subsidiary as an Unrestricted
                            Subsidiary was made by the Company in accordance
                            with the provisions of the Indenture and the
                            indentures governing , the Outstanding Senior
                            Subordinated Notes as

                            the same are in effect on the date of the Indenture
                            (whether or not those indentures are subsequently
                            amended, waived, modified or terminated or expire
                            and whether or not any of those notes continue to be
                            outstanding), the Trustee shall execute any
                            documents reasonably required in order to evidence
                            the release of such Guaranteeing Subsidiary from its
                            Obligations under its Subsidiary Guarantee. Any
                            Guaranteeing Subsidiary not released from its
                            obligations under its Subsidiary Guarantee shall
                            remain liable for the full amount of principal of
                            and interest on the CODES and for the other
                            obligations of any Guaranteeing Subsidiary under the
                            Indenture as provided herein.

                       (c)  Upon any Guarantor being released from its
                            guarantees of, and all pledges and security
                            interests granted in connection with, Indebtedness
                            of the Company or any of its Subsidiaries (other
                            than a Foreign Subsidiary), such Guarantor shall be
                            released and relieved of its obligations under this
                            Supplemental Indenture.

                6.     NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the CODES, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each
Holder of the CODES by accepting a CODE waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the CODES.
Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

                7.     SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING.
No Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees. No
Indebtedness shall be deemed to be subordinated or junior in right of payment to any other Indebtedness solely by virtue of being unsecured.

                8.     THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                9.     COUNTERPARTS. The parties may sign any number of copies
of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               10.     EFFECT OF HEADINGS. The Section headings herein are for
convenience only and shall not affect the construction hereof.

               11.     THE TRUSTEE. The Trustee shall not be responsible in any
manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: May 1, 2006                L-3 COMMUNICATIONS HOLDINGS, INC.

                                  By:   /s/ Christopher C. Cambria
                                      ----------------------------------------
                                      Name:  Christopher C. Cambria
                                      Title: Senior Vice President, Secretary
                                             and General Counsel

Dated: May 1, 2006          APCOM, INC., a Maryland corporation
                            BROADCAST SPORTS INC., a Delaware corporation
                            D.P. ASSOCIATES INC., a Virginia corporation
                            ELECTRODYNAMICS, INC., an Arizona corporation
                            HENSCHEL INC., a Delaware corporation
                            HYGIENETICS ENVIRONMENTAL SERVICES, INC., a Delaware
                                  corporation
                            INTELLIGENCE DATA SYSTEMS, INC., a Virginia
                                  corporation
                            INTERSTATE ELECTRONICS CORPORATION, a California
                                  corporation
                            KDI PRECISION PRODUCTS, INC., a Delaware corporation
                            L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                  corporation
                            L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                                  corporation
                            L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                  TECHNOLOGY, INC., a Florida corporation
                            L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE
                                  TECHNOLOGY, INC., a Maryland corporation
                            L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                  Delaware corporation
                            L-3 COMMUNICATIONS AVISYS CORPORATION, a Texas
                                  corporation
                            L-3 COMMUNICATIONS CSI, INC., a California
                                  corporation
                            L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                  corporation
                            L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                  corporation
                            L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                  CORPORATION, an Ohio corporation
                            L-3 COMMUNICATIONS CYTERRA CORPORATION, a Delaware
                                  corporation
                            L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                                  Delaware corporation
                            L-3 COMMUNICATIONS EO/IR, INC., a Florida
                                  corporation
                            L-3 COMMUNICATIONS EOTECH, INC., a Delaware
                                  corporation
                            L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                  corporation
                            L-3 COMMUNICATIONS FLIGHT INTERNATIONAL
                                  AVIATION LLC, a Delaware limited liability
                                  company
                            L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                  limited liability company
                            L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                  Virginia corporation
                            L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                  corporation
                            L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                                  CORPORATION, a California corporation
                            L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                  Delaware limited partnership
                            L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                  corporation

                            L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                  Delaware corporation
                            L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware
                                  corporation
                            L-3 COMMUNICATIONS MOBILE-VISION, INC., a New
                                  Jersey corporation
                            L-3 COMMUNICATIONS SAFEVIEW, INC., a Delaware
                                  corporation
                            L-3 COMMUNICATIONS SECURITY AND DETECTION
                                  SYSTEMS, INC., a Delaware corporation
                            L-3 COMMUNICATIONS SONOMA EO, INC., a California
                                  corporation
                            by applicable law, be unconditional, regardless of

                            L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware
                                  corporation
                            L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                  AVIATION LLC, a Delaware limited liability
                                  company
                            L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware
                                  limited liability company
                            L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                  corporation
                            LINCOM WIRELESS, INC., a Delaware corporation
                            MCTI ACQUISITION CORPORATION, a Maryland corporation
                            MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED,
                                  a Maryland corporation
                            CODES or the Indenture, the absence of any ac
                            MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                  corporation
                            MPRI, INC., a Delaware corporation
                            PAC ORD INC., a Delaware corporation
                            POWER PARAGON, INC., a Delaware corporation
                            SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation
                            SPD SWITCHGEAR INC., a Delaware corporation
                            SYCOLEMAN CORPORATION, a Florida corporation
                            TITAN FACILITIES, INC., a Virginia corporation
                            TROLL TECHNOLOGY CORPORATION, a California
                                  corporation
                            WESCAM AIR OPS INC., a Delaware corporation
                            WESCAM AIR OPS LLC, a Delaware limited liability
                                  company
                            WESCAM HOLDINGS (US) INC., a Delaware corporation
                            WESCAM LLC, a Delaware limited liability company
                            WOLF COACH, INC., a Massachusetts corporation

                               As Guaranteeing Subsidiaries

                               By:   /s/ Christopher C. Cambria
                                  ----------------------------------------
                                  Name:  Christopher C. Cambria
                                  Title: Vice President and Secretary

Dated:  May 1, 2006                THE BANK OF NEW YORK,
                                   as Trustee

                                   By:  /s/ Franca Ferrera
                                      -------------------------------
                                        Name:  Franca Ferrera
                                        Title: Assistant Vice President

      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

                  Pursuant to the Supplemental Indenture (the "Supplemental
Indenture") dated as of May 1, 2006 among L-3 Communications Holdings, Inc., the
Guarantors party thereto (each a "Guarantor" and collectively the "Guarantors")
and The Bank of New York, as trustee (the "Trustee"), each Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of and interest (including Contingent Interest and
Additional Interest, if any) on the CODES, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal and interest (including
Contingent Interest and Additional Interest, if any) on the CODES, and (c) in
case of any extension of time of payment or renewal of any CODES or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any
Holder in enforcing any rights under the Subsidiary Guarantee (as defined in the
Supplemental Indenture). This Guarantee is subordinated to the Senior Debt of each Guarantor to extent set forth in Article 13 of the Indenture.

                  Notwithstanding the foregoing, in the event that the
Subsidiary Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

                  No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the CODES, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a CODE waives and releases all such liability.

                  The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                  The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the CODE upon which the
Subsidiary Guarantee is noted has been executed by the Trustee under the
Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of July 29, 2005, among L-3 Communications Holdings, Inc., the Guarantors party thereto and the Trustee.

Dated: May 1, 2006         APCOM, INC.
                           BROADCAST SPORTS INC.
                           D.P. ASSOCIATES INC.
                           ELECTRODYNAMICS, INC.
                           HENSCHEL INC.
                           HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                           INTELLIGENCE DATA SYSTEMS, INC.
                           INTERSTATE ELECTRONICS CORPORATION
                           KDI PRECISION PRODUCTS, INC.
                           L-3 COMMUNICATIONS AEROMET, INC.
                           L-3 COMMUNICATIONS AIS GP CORPORATION
                           L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                               TECHNOLOGY, INC.
                           L-3 COMMUNICATIONS APPLIED SIGNAL AND IMAGE
                               TECHNOLOGY, INC.,
                           L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                           L-3 COMMUNICATIONS AVISYS CORPORATION
                           L-3 COMMUNICATIONS AYDIN CORPORATION
                           L-3 COMMUNICATIONS CE HOLDINGS, INC.
                           L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
                           L-3 COMMUNICATIONS CSI, INC.
                           L-3 COMMUNICATIONS CYTERRA CORPORATION
                           L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                           L-3 COMMUNICATIONS EO/IR, INC.
                           L-3 COMMUNICATIONS EOTECH, INC.
                           L-3 COMMUNICATIONS ESSCO, INC.
                           L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
                           L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                           L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                           L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                           L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                               CORPORATION
                           L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                           L-3 COMMUNICATIONS INVESTMENTS INC.
                           L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                           L-3 COMMUNICATIONS MAS (US) CORPORATION
                           L-3 COMMUNICATIONS MOBILE-VISION, INC.
                           L-3 COMMUNICATIONS SAFEVIEW, INC.
                           L-3 COMMUNICATIONS SECURITY AND DETECTION
                               SYSTEMS, INC.
                           L-3 COMMUNICATIONS SONOMA EO, INC.
                           L-3 COMMUNICATIONS TCS, INC.
                           L-3 COMMUNICATIONS TITAN CORPORATION
                           L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
                           L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                           L-3 COMMUNICATIONS WESTWOOD CORPORATION
                           LINCOM WIRELESS, INC.
                           MCTI ACQUISITION CORPORATION

                           MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
                           MICRODYNE CORPORATION
                           MICRODYNE OUTSOURCING INCORPORATED
                           MPRI, INC.
                           PAC ORD INC.
                           POWER PARAGON, INC.
                           SPD ELECTRICAL SYSTEMS, INC.
                           SPD SWITCHGEAR INC.
                           SYCOLEMAN CORPORATION
                           TITAN FACILITIES, INC.
                           TROLL TECHNOLOGY CORPORATION
                           WESCAM AIR OPS INC.
                           WESCAM AIR OPS LLC
                           WESCAM HOLDINGS (US) INC.
                           WESCAM LLC
                           WOLF COACH, INC.

                                    As Guaranteeing Subsidiaries

                                    By:   /s/ Christopher C. Cambria
                                       ----------------------------------------
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary